Exhibit 10.2

AMENDMENT NO. 3 TO

SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT

                                THIS AMENDMENT NO. 3 TO SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT (this “Third Amendment”) is dated as of April 3, 2002, by and between CTN Media Group, Inc., a Delaware corporation (the “Company”), and U–C Holdings, L.L.C., a Delaware limited liability company (the “Purchaser”). The Company and the Purchaser are sometimes referred to herein as the “Parties.”

WHEREAS, the Parties are party to the Subordinated Bridge Note Purchase Agreement (as amended, herein referred to as the “Note Purchase Agreement”), dated as of November 26, 2001.

WHEREAS, the Parties amended the Note Purchase Agreement on March 4, 2002 and March 19, 2002 and desire to further amend the Note Purchase Agreement to change the Commitment Termination Date and increase the aggregate principal amount of Additional Notes purchasable by the Purchaser, subject to the terms and conditions of the Note Purchase Agreement.

NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Parties, intending to be legally bound, hereby agree as follows:

1.             Defined Terms.  Terms defined (directly or indirectly by reference) in the Note Purchase Agreement and used without other definition herein shall have the respective meanings assigned to such terms in the Note Purchase Agreement. The rules of interpretation set forth in the Note Purchase Agreement shall likewise govern this Third Amendment.

2.             Amendment to Section 2.04.

(a)           Clause (a) of Section 2.04 of the Note Purchase Agreement shall be amended to delete the text of clause (a) in its entirety and to replace such text with “June 30, 2002 (the “Commitment Termination Date”).”

(b)           Clause (b) of Section 2.04 of the Note Purchase Agreement shall be amended to delete and replace all references therein to “2,000,000” with “3,500,000”.

3.             Amendment to Section 2.06(b).  The second sentence of Section 2.06(b) of the Note Purchase Agreement shall be deleted in its entirety and replaced with the following:

Any Notes issued hereunder on or between February 26, 2002 and March 31, 2002 (including all accrued but unpaid interest thereon)

shall bear interest at a rate of 18% (or, if less, the highest rate permitted by law), shall be in the form attached hereto as Exhibit D, and shall be subject in all respects to the Subordination Agreement. Any Notes issued hereunder on or between April 1, 2002 and June 30, 2002 (including all accrued but unpaid interest thereon) shall bear interest at a rate of 25% (or, if less, the highest rate permitted by law), shall be (except with respect to the interest rate) in the form of Exhibit D, and shall be subject in all respects to the Subordination Agreement.

4.             Representations.

(a)           The Purchaser hereby represents and warrants that, as of the date hereof, the representations and warranties set forth in Article III of the Note Purchase Agreement (except that the term “Agreement” where used therein shall be read as “Third Amendment”) are true and correct.

(b)           The Company hereby represents and warrants that, as of the date hereof, the representations and warranties set forth in Sections 4.02, 4.03 and 4.05 of the Note Purchase Agreement (except that the term “Agreement” where used therein shall be read as “Third Amendment”) are true and correct.

5.             Effect of Third Amendment. Except as provided herein, the Note Purchase Agreement shall continue in full force and effect in accordance with its terms.  Reference to this specific Third Amendment need not be made in the Note Purchase Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Note Purchase Agreement, any reference in any of such items to the Note Purchase Agreement being sufficient to refer to the Note Purchase Agreement as amended hereby.

6.             Incorporation by Reference. Sections 10.01, 10.02, 10.06, 10.07, 10.09, 10.11 and 10.13 of the Note Purchase Agreement shall be incorporated herein by reference except that the term “Agreement” where used in such sections shall be read as “Third Amendment.”

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IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment on the day and year first above written.

U-C HOLDINGS, L.L.C.

By: WILLIS STEIN & PARTNERS, L.P.
Its: Managing Member

By: Willis Stein & Partners, L.L.C.
Its: General Partner

By:	/s/ Avy H. Stein
Name:	Avy H. Stein
Its:	Managing Partner

CTN MEDIA GROUP, INC.

By:	/s/ Neil H. Dickson
Name:	Neil H. Dickson
Its:	Chief Operating Officer

(SIGNATURE PAGE TO AMENDMENT NO. 3 TO

SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT)

Consented to on this 3rd day

of April, 2002 by:

LASALLE BANK NATIONAL ASSOCIATION,

a national banking association

By:	/s/ Charles Corbiscro
Name:	Charles Corbisicro
Its:	Vice President